The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2022	Exhibit 99.2
 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc. Financial Highlights

($ and shares in millions, except for per share data)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Net income	$733	$934	$662	$1,333	$1,018	$551	$454	$819	$3,662	$2,842
Net income per share:
Basic	$2.89	$3.70	$2.65	$5.43	$4.20	$2.29	$1.91	$3.49	$14.63	$11.91
Diluted	$2.87	$3.66	$2.62	$5.37	$4.15	$2.27	$1.89	$3.44	$14.49	$11.77
Core income	$699	$879	$655	$1,289	$1,037	$625	$526	$810	$3,522	$2,998
Core income per share:
Basic	$2.75	$3.48	$2.63	$5.25	$4.27	$2.60	$2.22	$3.45	$14.07	$12.56
Diluted	$2.73	$3.45	$2.60	$5.20	$4.22	$2.57	$2.20	$3.40	$13.94	$12.42
Return on equity	10.2%	13.0%	9.2%	18.6%	15.0%	9.1%	8.5%	15.8%	12.7%	12.2%
Core return on equity	11.1%	13.7%	10.1%	19.8%	15.5%	9.3%	7.9%	12.3%	13.7%	11.3%
Total assets, at period end	$117,032	$119,759	$120,706	$120,466	$118,592	$116,587	$114,317	$115,717	$120,466	$115,717
Total equity, at period end	$28,269	$29,156	$28,474	$28,887	$25,531	$22,874	$19,906	$21,560	$28,887	$21,560
Book value per share, at period end	$112.42	$116.86	$115.74	$119.77	$106.40	$96.39	$84.94	$92.90	$119.77	$92.90
Less: Net unrealized investment gains (losses), net of tax	11.21	12.98	10.97	10.01	(5.79)	(15.98)	(26.96)	(21.10)	10.01	(21.10)
Adjusted book value per share, at period end	$101.21	$103.88	$104.77	$109.76	$112.19	$112.37	$111.90	$114.00	$109.76	$114.00

Weighted average number of common shares outstanding (basic)	252.1	250.7	247.7	243.8	240.9	238.4	235.4	233.2	248.5	237.0
Weighted average number of common shares outstanding and common stock equivalents (diluted)	254.1	253.1	250.1	246.4	243.7	241.1	237.9	236.3	250.8	239.7
Common shares outstanding at period end	251.5	249.5	246.0	241.2	240.0	237.3	234.3	232.1	241.2	232.1
Common stock dividends declared	$216	$224	$220	$216	$214	$225	$221	$220	$876	$880
Common stock repurchased:
Under Board of Directors authorization
Shares	2.4	2.6	3.8	5.1	2.9	2.9	3.1	2.7	13.9	11.6
Cost	$356	$400	$600	$800	$500	$500	$500	$500	$2,156	$2,000
Other
Shares	0.3	—	—	—	0.4	—	—	—	0.3	0.4
Cost	$41	$1	$1	$1	$59	$—	$1	$1	$44	$61

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings per Share

($ and shares in millions, except earnings per share)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Net income
Net income	$733	$934	$662	$1,333	$1,018	$551	$454	$819	$3,662	$2,842
Adjustments:
Net realized investment (gains) losses, after-tax	(34)	(47)	(7)	(44)	19	74	72	(9)	(132)	156
Impact of changes in tax laws and/or tax rates (1)	—	(8)	—	—	—	—	—	—	(8)	—
Core income	$699	$879	$655	$1,289	$1,037	$625	$526	$810	$3,522	$2,998
Basic earnings per share
Net income	$2.89	$3.70	$2.65	$5.43	$4.20	$2.29	$1.91	$3.49	$14.63	$11.91
Adjustments:
Net realized investment (gains) losses, after-tax	(0.14)	(0.19)	(0.02)	(0.18)	0.07	0.31	0.31	(0.04)	(0.53)	0.65
Impact of changes in tax laws and/or tax rates (1)	—	(0.03)	—	—	—	—	—	—	(0.03)	—
Core income	$2.75	$3.48	$2.63	$5.25	$4.27	$2.60	$2.22	$3.45	$14.07	$12.56
Diluted earnings per share
Net income	$2.87	$3.66	$2.62	$5.37	$4.15	$2.27	$1.89	$3.44	$14.49	$11.77
Adjustments:
Net realized investment (gains) losses, after-tax	(0.14)	(0.18)	(0.02)	(0.17)	0.07	0.30	0.31	(0.04)	(0.52)	0.65
Impact of changes in tax laws and/or tax rates (1)	—	(0.03)	—	—	—	—	—	—	(0.03)	—
Core income	$2.73	$3.45	$2.60	$5.20	$4.22	$2.57	$2.20	$3.40	$13.94	$12.42

Adjustments to net income and weighted average shares for net income EPS calculations: (2)

Basic and Diluted	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Net income, as reported	$733	$934	$662	$1,333	$1,018	$551	$454	$819	$3,662	$2,842
Participating share-based awards - allocated income	(5)	(7)	(5)	(10)	(7)	(4)	(4)	(5)	(27)	(20)
Net income available to common shareholders - basic and diluted	$728	$927	$657	$1,323	$1,011	$547	$450	$814	$3,635	$2,822
Common Shares
Basic
Weighted average shares outstanding	252.1	250.7	247.7	243.8	240.9	238.4	235.4	233.2	248.5	237.0
Diluted
Weighted average shares outstanding	252.1	250.7	247.7	243.8	240.9	238.4	235.4	233.2	248.5	237.0
Weighted average effects of dilutive securities - stock options and performance shares	2.0	2.4	2.4	2.6	2.8	2.7	2.5	3.1	2.3	2.7
Diluted weighted average shares outstanding	254.1	253.1	250.1	246.4	243.7	241.1	237.9	236.3	250.8	239.7

(1) Impact is recognized in the accounting period in which the change is enacted.
(2)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Income - Consolidated

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Revenues
Premiums	$7,386	$7,616	$7,829	$8,024	$8,014	$8,317	$8,615	$8,817	$30,855	$33,763
Net investment income	701	818	771	743	637	707	593	625	3,033	2,562
Fee income	101	104	97	100	103	100	104	105	402	412
Net realized investment gains (losses)	44	61	8	58	(23)	(95)	(93)	7	171	(204)
Other revenues	81	88	100	86	78	107	84	82	355	351
Total revenues	8,313	8,687	8,805	9,011	8,809	9,136	9,303	9,636	34,816	36,884
Claims and expenses
Claims and claim adjustment expenses	4,970	5,045	5,464	4,819	5,039	5,803	6,088	5,924	20,298	22,854
Amortization of deferred acquisition costs	1,207	1,254	1,281	1,301	1,310	1,365	1,406	1,434	5,043	5,515
General and administrative expenses	1,163	1,174	1,187	1,153	1,191	1,223	1,193	1,203	4,677	4,810
Interest expense	82	83	87	88	87	88	88	88	340	351
Total claims and expenses	7,422	7,556	8,019	7,361	7,627	8,479	8,775	8,649	30,358	33,530
Income before income taxes	891	1,131	786	1,650	1,182	657	528	987	4,458	3,354
Income tax expense	158	197	124	317	164	106	74	168	796	512
Net income	$733	$934	$662	$1,333	$1,018	$551	$454	$819	$3,662	$2,842

Other statistics
Effective tax rate on net investment income	15.9%	16.7%	16.3%	16.0%	15.4%	15.8%	14.8%	15.1%	16.2%	15.3%
Net investment income (after-tax)	$590	$682	$645	$624	$539	$595	$505	$531	$2,541	$2,170

Catastrophes, net of reinsurance:
Pre-tax	$835	$475	$501	$36	$160	$746	$512	$459	$1,847	$1,877
After-tax	$659	$376	$395	$29	$127	$587	$404	$362	$1,459	$1,480

Prior year reserve development - favorable (unfavorable):
Pre-tax	$317	$182	$(56)	$95	$153	$291	$20	$185	$538	$649
After-tax	$249	$144	$(44)	$75	$122	$229	$16	$145	$424	$512

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Underwriting gain	$166	$253	$68	$729	$575	$86	$90	$354	$1,216	$1,105
Net investment income	590	682	645	624	539	595	505	531	2,541	2,170
Other income (expense), including interest expense	(57)	(56)	(58)	(64)	(77)	(56)	(69)	(75)	(235)	(277)
Core income	699	879	655	1,289	1,037	625	526	810	3,522	2,998
Net realized investment gains (losses)	34	47	7	44	(19)	(74)	(72)	9	132	(156)
Impact of changes in tax laws and/or tax rates (1)	—	8	—	—	—	—	—	—	8	—
Net income	$733	$934	$662	$1,333	$1,018	$551	$454	$819	$3,662	$2,842
Combined ratio (2) (3)
Loss and loss adjustment expense ratio	66.7%	65.6%	69.2%	59.5%	62.3%	69.3%	70.1%	66.6%	65.1%	67.1%
Underwriting expense ratio	29.9%	29.7%	29.4%	28.5%	29.0%	29.0%	28.1%	27.9%	29.4%	28.5%
Combined ratio	96.6%	95.3%	98.6%	88.0%	91.3%	98.3%	98.2%	94.5%	94.5%	95.6%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(4.2)%	(2.4)%	0.8%	(1.2)%	(1.9)%	(3.5)%	(0.2)%	(2.1)%	(1.8)%	(1.9)%
Catastrophes, net of reinsurance	11.3%	6.3%	6.4%	0.5%	2.0%	9.0%	5.9%	5.2%	6.0%	5.5%
Underlying combined ratio	89.5%	91.4%	91.4%	88.7%	91.2%	92.8%	92.5%	91.4%	90.3%	92.0%

(1)  Impact is recognized in the accounting period in which the change is enacted.
(2)  Before policyholder dividends.
(3) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Billing and policy fees and other	$27	$27	$27	$26	$27	$27	$27	$28	$107	$109
Fee income:
Loss and loss adjustment expenses	$38	$39	$36	$37	$35	$39	$38	$39	$150	$151
Underwriting expenses	63	65	61	63	68	61	66	66	252	261
Total fee income	$101	$104	$97	$100	$103	$100	$104	$105	$402	$412
Non-insurance general and administrative expenses	$70	$77	$81	$75	$82	$87	$83	$88	$303	$340

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Core Income - Consolidated

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Revenues
Premiums	$7,386	$7,616	$7,829	$8,024	$8,014	$8,317	$8,615	$8,817	$30,855	$33,763
Net investment income	701	818	771	743	637	707	593	625	3,033	2,562
Fee income	101	104	97	100	103	100	104	105	402	412
Other revenues	81	88	100	86	78	107	84	82	355	351
Total revenues	8,269	8,626	8,797	8,953	8,832	9,231	9,396	9,629	34,645	37,088
Claims and expenses
Claims and claim adjustment expenses	4,970	5,045	5,464	4,819	5,039	5,803	6,088	5,924	20,298	22,854
Amortization of deferred acquisition costs	1,207	1,254	1,281	1,301	1,310	1,365	1,406	1,434	5,043	5,515
General and administrative expenses	1,163	1,174	1,187	1,153	1,191	1,223	1,193	1,203	4,677	4,810
Interest expense	82	83	87	88	87	88	88	88	340	351
Total claims and expenses	7,422	7,556	8,019	7,361	7,627	8,479	8,775	8,649	30,358	33,530
Core income before income taxes	847	1,070	778	1,592	1,205	752	621	980	4,287	3,558
Income tax expense	148	191	123	303	168	127	95	170	765	560
Core income	$699	$879	$655	$1,289	$1,037	$625	$526	$810	$3,522	$2,998
Other statistics
Effective tax rate on net investment income	15.9%	16.7%	16.3%	16.0%	15.4%	15.8%	14.8%	15.1%	16.2%	15.3%
Net investment income (after-tax)	$590	$682	$645	$624	$539	$595	$505	$531	$2,541	$2,170
Catastrophes, net of reinsurance:
Pre-tax	$835	$475	$501	$36	$160	$746	$512	$459	$1,847	$1,877
After-tax	$659	$376	$395	$29	$127	$587	$404	$362	$1,459	$1,480
Prior year reserve development - favorable (unfavorable):
Pre-tax	$317	$182	$(56)	$95	$153	$291	$20	$185	$538	$649
After-tax	$249	$144	$(44)	$75	$122	$229	$16	$145	$424	$512

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Statutory underwriting
Gross written premiums	$8,407	$8,597	$8,876	$8,364	$9,283	$9,536	$9,812	$9,245	$34,244	$37,876
Net written premiums	$7,505	$8,135	$8,324	$8,002	$8,367	$9,020	$9,198	$8,829	$31,966	$35,414
Net earned premiums	$7,386	$7,616	$7,829	$8,029	$8,016	$8,316	$8,615	$8,817	$30,860	$33,764
Losses and loss adjustment expenses	4,920	5,003	5,415	4,773	4,994	5,758	6,034	5,870	20,111	22,656
Underwriting expenses	2,276	2,361	2,385	2,269	2,441	2,568	2,533	2,450	9,291	9,992
Statutory underwriting gain (loss)	190	252	29	987	581	(10)	48	497	1,458	1,116
Policyholder dividends	11	10	10	10	11	6	14	9	41	40
Statutory underwriting gain (loss) after policyholder dividends	$179	$242	$19	$977	$570	$(16)	$34	$488	$1,417	$1,076
Other statutory statistics
Reserves for losses and loss adjustment expenses	$47,153	$47,893	$48,662	$48,589	$49,027	$49,676	$50,139	$50,762	$48,589	$50,762
Increase (decrease) in reserves	$906	$740	$769	$(73)	$438	$649	$463	$623	$2,342	$2,173
Statutory capital and surplus	$22,403	$22,797	$22,987	$23,906	$24,168	$23,776	$23,375	$23,677	$23,906	$23,677
Net written premiums/surplus (1)	1.33:1	1.35:1	1.36:1	1.34:1	1.36:1	1.42:1	1.48:1	1.50:1	1.34:1	1.50:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Written premiums
Gross	$8,407	$8,597	$8,876	$8,364	$9,283	$9,536	$9,812	$9,245	$34,244	$37,876
Ceded	(902)	(462)	(552)	(369)	(916)	(516)	(614)	(416)	(2,285)	(2,462)
Net	$7,505	$8,135	$8,324	$7,995	$8,367	$9,020	$9,198	$8,829	$31,959	$35,414
Earned premiums
Gross	$7,895	$8,164	$8,376	$8,574	$8,565	$8,897	$9,216	$9,415	$33,009	$36,093
Ceded	(509)	(548)	(547)	(550)	(551)	(580)	(601)	(598)	(2,154)	(2,330)
Net	$7,386	$7,616	$7,829	$8,024	$8,014	$8,317	$8,615	$8,817	$30,855	$33,763

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Business Insurance

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Revenues
Premiums	$3,799	$3,880	$3,970	$4,085	$4,071	$4,218	$4,353	$4,453	$15,734	$17,095
Net investment income	523	615	575	552	468	521	426	449	2,265	1,864
Fee income	95	97	90	93	96	93	96	97	375	382
Other revenues	53	57	69	56	53	85	56	54	235	248
Total revenues	4,470	4,649	4,704	4,786	4,688	4,917	4,931	5,053	18,609	19,589
Claims and expenses
Claims and claim adjustment expenses	2,788	2,539	2,703	2,368	2,514	2,698	2,959	2,736	10,398	10,907
Amortization of deferred acquisition costs	627	642	653	659	668	691	708	721	2,581	2,788
General and administrative expenses	683	688	684	691	697	714	704	712	2,746	2,827
Total claims and expenses	4,098	3,869	4,040	3,718	3,879	4,103	4,371	4,169	15,725	16,522
Segment income before income taxes	372	780	664	1,068	809	814	560	884	2,884	3,067
Income tax expense	55	137	106	201	140	148	89	159	499	536
Segment income	$317	$643	$558	$867	$669	$666	$471	$725	$2,385	$2,531
Other statistics
Effective tax rate on net investment income	15.8%	16.7%	16.3%	16.0%	15.3%	15.8%	14.6%	14.9%	16.2%	15.2%
Net investment income (after-tax)	$441	$511	$481	$464	$396	$439	$364	$382	$1,897	$1,581
Catastrophes, net of reinsurance:
Pre-tax	$506	$149	$181	$(43)	$79	$234	$216	$125	$793	$654
After-tax	$399	$119	$143	$(34)	$63	$184	$170	$98	$627	$515
Prior year reserve development - favorable (unfavorable):
Pre-tax	$134	$73	$(108)	$74	$113	$202	$(61)	$127	$173	$381
After-tax	$105	$58	$(86)	$58	$90	$159	$(48)	$100	$135	$301

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Underwriting gain (loss)	$(116)	$137	$80	$412	$291	$220	$117	$361	$513	$989
Net investment income	441	511	481	464	396	439	364	382	1,897	1,581
Other income (expense)	(8)	(5)	(3)	(9)	(18)	7	(10)	(18)	(25)	(39)
Segment income	$317	$643	$558	$867	$669	$666	$471	$725	$2,385	$2,531
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	72.2%	64.3%	67.0%	56.9%	60.7%	63.0%	66.9%	60.4%	65.0%	62.8%
Underwriting expense ratio	31.3%	31.0%	30.5%	30.1%	30.2%	30.2%	29.4%	29.1%	30.7%	29.7%
Combined ratio	103.5%	95.3%	97.5%	87.0%	90.9%	93.2%	96.3%	89.5%	95.7%	92.5%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(3.5)%	(1.9)%	2.7%	(1.8)%	(2.8)%	(4.8)%	1.4%	(2.8)%	(1.1)%	(2.2)%
Catastrophes, net of reinsurance	13.3%	3.9%	4.6%	(1.0)%	1.9%	5.6%	4.9%	2.8%	5.1%	3.8%
Underlying combined ratio	93.7%	93.3%	90.2%	89.8%	91.8%	92.4%	90.0%	89.5%	91.7%	90.9%

(1)  Before policyholder dividends.
(2) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses. These allocations are to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Billing and policy fees and other	$4	$3	$4	$3	$3	$4	$4	$4	$14	$15
Fee income:
Loss and loss adjustment expenses	$38	$39	$36	$37	$35	$39	$38	$39	$150	$151
Underwriting expenses	57	58	54	56	61	54	58	58	225	231
Total fee income	$95	$97	$90	$93	$96	$93	$96	$97	$375	$382
Non-insurance general and administrative expenses	$60	$65	$68	$63	$70	$73	$70	$76	$256	$289

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Business Insurance

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Statutory underwriting
Gross written premiums	$4,776	$4,356	$4,453	$4,244	$5,148	$4,786	$4,864	$4,723	$17,829	$19,521
Net written premiums	$4,125	$3,980	$4,021	$3,973	$4,502	$4,373	$4,370	$4,390	$16,099	$17,635
Net earned premiums	$3,799	$3,880	$3,970	$4,090	$4,073	$4,217	$4,353	$4,453	$15,739	$17,096
Losses and loss adjustment expenses	2,741	2,500	2,657	2,326	2,472	2,656	2,911	2,682	10,224	10,721
Underwriting expenses	1,251	1,226	1,205	1,190	1,313	1,325	1,281	1,282	4,872	5,201
Statutory underwriting gain (loss)	(193)	154	108	574	288	236	161	489	643	1,174
Policyholder dividends	8	6	8	7	8	4	7	9	29	28
Statutory underwriting gain (loss) after policyholder dividends	$(201)	$148	$100	$567	$280	$232	$154	$480	$614	$1,146

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Net written premiums by market
Domestic
Select Accounts	$729	$726	$685	$693	$819	$807	$739	$734	$2,833	$3,099
Middle Market	2,384	2,087	2,252	2,210	2,616	2,329	2,465	2,513	8,933	9,923
National Accounts	290	213	228	256	303	240	247	295	987	1,085
National Property and Other	445	647	638	535	497	690	702	578	2,265	2,467
Total Domestic	3,848	3,673	3,803	3,694	4,235	4,066	4,153	4,120	15,018	16,574
International	277	307	218	272	267	307	217	270	1,074	1,061
Total	$4,125	$3,980	$4,021	$3,966	$4,502	$4,373	$4,370	$4,390	$16,092	$17,635
Net written premiums by product line
Domestic
Workers’ compensation	$948	$754	$751	$722	$1,008	$823	$787	$779	$3,175	$3,397
Commercial automobile	762	715	716	705	781	759	762	759	2,898	3,061
Commercial property	466	678	656	608	551	763	756	701	2,408	2,771
General liability	714	615	685	685	789	678	738	757	2,699	2,962
Commercial multi-peril	940	908	953	967	1,085	1,041	1,067	1,111	3,768	4,304
Other	18	3	42	7	21	2	43	13	70	79
Total Domestic	3,848	3,673	3,803	3,694	4,235	4,066	4,153	4,120	15,018	16,574
International	277	307	218	272	267	307	217	270	1,074	1,061
Total	$4,125	$3,980	$4,021	$3,966	$4,502	$4,373	$4,370	$4,390	$16,092	$17,635

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Revenues
Premiums	$743	$776	$806	$813	$820	$851	$877	$870	$3,138	$3,418
Net investment income	59	64	63	61	59	64	65	70	247	258
Other revenues	5	7	5	6	4	4	6	6	23	20
Total revenues	807	847	874	880	883	919	948	946	3,408	3,696
Claims and expenses
Claims and claim adjustment expenses	374	335	375	389	354	331	334	359	1,473	1,378
Amortization of deferred acquisition costs	134	142	147	147	149	155	162	159	570	625
General and administrative expenses	130	135	135	132	141	148	148	153	532	590
Total claims and expenses	638	612	657	668	644	634	644	671	2,575	2,593
Segment income before income taxes	169	235	217	212	239	285	304	275	833	1,103
Income tax expense	32	48	43	42	22	57	62	54	165	195
Segment income	$137	$187	$174	$170	$217	$228	$242	$221	$668	$908
Other statistics
Effective tax rate on net investment income	15.0%	15.7%	15.3%	15.1%	15.1%	15.4%	15.6%	15.7%	15.3%	15.5%
Net investment income (after-tax)	$50	$55	$53	$52	$50	$55	$54	$59	$210	$218
Catastrophes, net of reinsurance:
Pre-tax	$24	$3	$3	$10	$1	$4	$11	$9	$40	$25
After-tax	$19	$2	$2	$8	$1	$3	$9	$7	$31	$20
Prior year reserve development - favorable:
Pre-tax	$15	$44	$22	$24	$35	$73	$63	$51	$105	$222
After-tax	$12	$35	$18	$19	$28	$57	$50	$40	$84	$175

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Underwriting gain	$84	$128	$118	$114	$165	$171	$185	$158	$444	$679
Net investment income	50	55	53	52	50	55	54	59	210	218
Other income	3	4	3	4	2	2	3	4	14	11
Segment income	$137	$187	$174	$170	$217	$228	$242	$221	$668	$908
Combined ratio (1)
Loss and loss adjustment expense ratio	49.9%	42.6%	46.3%	47.4%	42.8%	38.5%	37.3%	41.3%	46.6%	39.9%
Underwriting expense ratio	35.3%	35.5%	34.8%	34.1%	35.2%	35.5%	35.2%	35.6%	34.9%	35.4%
Combined ratio	85.2%	78.1%	81.1%	81.5%	78.0%	74.0%	72.5%	76.9%	81.5%	75.3%
Impact on combined ratio:
Net favorable prior year reserve development	(2.1)%	(5.7)%	(2.6)%	(3.0)%	(4.3)%	(8.6)%	(7.2)%	(5.8)%	(3.3)%	(6.5)%
Catastrophes, net of reinsurance	3.1%	0.4%	0.3%	1.2%	0.1%	0.4%	1.3%	1.0%	1.3%	0.7%
Underlying combined ratio	84.2%	83.4%	83.4%	83.3%	82.2%	82.2%	78.4%	81.7%	83.5%	81.1%

(1) General and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Non-insurance general and administrative expenses	$2	$1	$1	$2	$1	$1	$1	$2	$6	$5

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Statutory underwriting
Gross written premiums	$834	$919	$984	$988	$1,009	$1,036	$1,043	$994	$3,725	$4,082
Net written premiums	$723	$854	$894	$905	$882	$962	$964	$924	$3,376	$3,732
Net earned premiums	$743	$776	$806	$813	$820	$851	$877	$870	$3,138	$3,418
Losses and loss adjustment expenses	371	331	373	385	351	328	328	359	1,460	1,366
Underwriting expenses	270	287	300	288	319	319	326	306	1,145	1,270
Statutory underwriting gain	102	158	133	140	150	204	223	205	533	782
Policyholder dividends	3	4	2	3	3	2	7	—	12	12
Statutory underwriting gain after policyholder dividends	$99	$154	$131	$137	$147	$202	$216	$205	$521	$770

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Net written premiums by market
Domestic
Management Liability	$444	$497	$532	$510	$505	$533	$554	$520	$1,983	$2,112
Surety	200	232	241	215	257	287	284	253	888	1,081
Total Domestic	644	729	773	725	762	820	838	773	2,871	3,193
International	79	125	121	180	120	142	126	151	505	539
Total	$723	$854	$894	$905	$882	$962	$964	$924	$3,376	$3,732
Net written premiums by product line
Domestic
Fidelity & surety	$256	$287	$307	$273	$320	$346	$350	$313	$1,123	$1,329
General liability	340	389	401	400	389	419	424	407	1,530	1,639
Other	48	53	65	52	53	55	64	53	218	225
Total Domestic	644	729	773	725	762	820	838	773	2,871	3,193
International	79	125	121	180	120	142	126	151	505	539
Total	$723	$854	$894	$905	$882	$962	$964	$924	$3,376	$3,732

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) - Personal Insurance

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Revenues
Premiums	$2,844	$2,960	$3,053	$3,126	$3,123	$3,248	$3,385	$3,494	$11,983	$13,250
Net investment income	119	139	133	130	110	122	102	106	521	440
Fee income	6	7	7	7	7	7	8	8	27	30
Other revenues	23	24	26	24	21	18	22	22	97	83
Total revenues	2,992	3,130	3,219	3,287	3,261	3,395	3,517	3,630	12,628	13,803
Claims and expenses
Claims and claim adjustment expenses	1,808	2,171	2,386	2,062	2,171	2,774	2,795	2,829	8,427	10,569
Amortization of deferred acquisition costs	446	470	481	495	493	519	536	554	1,892	2,102
General and administrative expenses	344	343	360	323	345	352	333	332	1,370	1,362
Total claims and expenses	2,598	2,984	3,227	2,880	3,009	3,645	3,664	3,715	11,689	14,033
Segment income (loss) before income taxes	394	146	(8)	407	252	(250)	(147)	(85)	939	(230)
Income tax expense (benefit)	80	25	(6)	80	27	(57)	(36)	(24)	179	(90)
Segment income (loss)	$314	$121	$(2)	$327	$225	$(193)	$(111)	$(61)	$760	$(140)
Other statistics
Effective tax rate on net investment income	16.4%	17.1%	16.8%	16.5%	15.9%	16.3%	15.4%	15.6%	16.7%	15.8%
Net investment income (after-tax)	$99	$116	$111	$108	$93	$101	$87	$90	$434	$371
Catastrophes, net of reinsurance:
Pre-tax	$305	$323	$317	$69	$80	$508	$285	$325	$1,014	$1,198
After-tax	$241	$255	$250	$55	$63	$400	$225	$257	$801	$945
Prior year reserve development - favorable (unfavorable):
Pre-tax	$168	$65	$30	$(3)	$5	$16	$18	$7	$260	$46
After-tax	$132	$51	$24	$(2)	$4	$13	$14	$5	$205	$36

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Segment Income (Loss) by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Underwriting gain (loss)	$198	$(12)	$(130)	$203	$119	$(305)	$(212)	$(165)	$259	$(563)
Net investment income	99	116	111	108	93	101	87	90	434	371
Other income	17	17	17	16	13	11	14	14	67	52
Segment income (loss)	$314	$121	$(2)	$327	$225	$(193)	$(111)	$(61)	$760	$(140)
Combined ratio (1)
Loss and loss adjustment expense ratio	63.6%	73.3%	78.2%	66.0%	69.5%	85.4%	82.6%	81.0%	70.3%	79.8%
Underwriting expense ratio	26.7%	26.4%	26.4%	25.1%	25.8%	25.8%	24.6%	24.3%	26.2%	25.1%
Combined ratio	90.3%	99.7%	104.6%	91.1%	95.3%	111.2%	107.2%	105.3%	96.5%	104.9%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(5.9)%	(2.2)%	(1.0)%	0.1%	(0.1)%	(0.5)%	(0.5)%	(0.2)%	(2.2)%	(0.3)%
Catastrophes, net of reinsurance	10.8%	10.9%	10.4%	2.3%	2.6%	15.6%	8.4%	9.3%	8.5%	9.0%
Underlying combined ratio	85.4%	91.0%	95.2%	88.7%	92.8%	96.1%	99.3%	96.2%	90.2%	96.2%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses to conform the calculation of the combined ratio with statutory accounting. Additionally, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Billing and policy fees and other	$23	$24	$23	$23	$24	$23	$23	$24	$93	$94
Fee income	$6	$7	$7	$7	$7	$7	$8	$8	$27	$30
Non-insurance general and administrative expenses	$2	$3	$4	$3	$3	$4	$4	$4	$12	$15

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Statutory underwriting
Gross written premiums	$2,797	$3,322	$3,439	$3,132	$3,126	$3,714	$3,905	$3,528	$12,690	$14,273
Net written premiums	$2,657	$3,301	$3,409	$3,124	$2,983	$3,685	$3,864	$3,515	$12,491	$14,047
Net earned premiums	$2,844	$2,960	$3,053	$3,126	$3,123	$3,248	$3,385	$3,494	$11,983	$13,250
Losses and loss adjustment expenses	1,808	2,172	2,385	2,062	2,171	2,774	2,795	2,829	8,427	10,569
Underwriting expenses	755	848	880	791	809	924	926	862	3,274	3,521
Statutory underwriting gain (loss)	$281	$(60)	$(212)	$273	$143	$(450)	$(336)	$(197)	$282	$(840)
Policies in force (in thousands)
Automobile	3,056	3,098	3,141	3,179	3,212	3,243	3,283	3,278	3,179	3,278
Homeowners and Other	5,944	6,076	6,168	6,230	6,284	6,338	6,367	6,375	6,230	6,375

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Net Written Premiums - Personal Insurance

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Net written premiums by product line
Domestic
Automobile	$1,375	$1,467	$1,529	$1,456	$1,496	$1,629	$1,743	$1,614	$5,827	$6,482
Homeowners and Other	1,144	1,634	1,698	1,504	1,344	1,868	1,952	1,752	5,980	6,916
Total Domestic	2,519	3,101	3,227	2,960	2,840	3,497	3,695	3,366	11,807	13,398
International	138	200	182	164	143	188	169	149	684	649
Total	$2,657	$3,301	$3,409	$3,124	$2,983	$3,685	$3,864	$3,515	$12,491	$14,047

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Automobile

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Statutory underwriting
Gross written premiums	$1,481	$1,604	$1,656	$1,567	$1,605	$1,755	$1,857	$1,717	$6,308	$6,934
Net written premiums	$1,466	$1,597	$1,648	$1,562	$1,591	$1,749	$1,849	$1,709	$6,273	$6,898
Net earned premiums	$1,478	$1,525	$1,557	$1,581	$1,568	$1,620	$1,679	$1,727	$6,141	$6,594
Losses and loss adjustment expenses	845	1,026	1,180	1,280	1,188	1,311	1,510	1,542	4,331	5,551
Underwriting expenses	370	389	399	369	382	408	408	387	1,527	1,585
Statutory underwriting gain (loss)	$263	$110	$(22)	$(68)	$(2)	$(99)	$(239)	$(202)	$283	$(542)
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	57.2%	67.2%	75.9%	80.9%	75.8%	80.9%	90.0%	89.3%	70.5%	84.2%
Underwriting expense ratio	24.6%	24.4%	24.1%	23.2%	23.5%	23.4%	22.2%	22.1%	24.1%	22.8%
Combined ratio	81.8%	91.6%	100.0%	104.1%	99.3%	104.3%	112.2%	111.4%	94.6%	107.0%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(5.2)%	(2.1)%	(0.4)%	0.6%	0.3%	0.3%	0.4%	0.5%	(1.7)%	0.4%
Catastrophes, net of reinsurance	0.4%	1.7%	3.4%	(0.3)%	0.2%	2.2%	7.9%	0.4%	1.3%	2.7%
Underlying combined ratio	86.6%	92.0%	97.0%	103.8%	98.8%	101.8%	103.9%	110.5%	95.0%	103.9%
Catastrophes, net of reinsurance:
Pre-tax	$6	$26	$53	$(5)	$4	$35	$133	$7	$80	$179
After-tax	$5	$21	$41	$(4)	$3	$28	$105	$5	$63	$141
Prior year reserve development - favorable (unfavorable):
Pre-tax	$78	$33	$6	$(10)	$(4)	$(6)	$(8)	$(8)	$107	$(26)
After-tax	$61	$26	$5	$(8)	$(3)	$(4)	$(6)	$(7)	$84	$(20)

Policies in force (in thousands)	3,056	3,098	3,141	3,179	3,212	3,243	3,283	3,278
Change from prior year quarter	2.9%	3.5%	4.2%	5.0%	5.1%	4.7%	4.5%	3.1%
Change from prior quarter	0.9%	1.4%	1.4%	1.2%	1.0%	1.0%	1.2%	(0.2)%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Billing and policy fees and other	$14	$14	$14	$14	$14	$14	$14	$14	$56	$56
Fee income	$3	$4	$4	$4	$4	$3	$4	$5	$15	$16

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance - Homeowners and Other

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Statutory underwriting
Gross written premiums	$1,316	$1,718	$1,783	$1,565	$1,521	$1,959	$2,048	$1,811	$6,382	$7,339
Net written premiums	$1,191	$1,704	$1,761	$1,562	$1,392	$1,936	$2,015	$1,806	$6,218	$7,149
Net earned premiums	$1,366	$1,435	$1,496	$1,545	$1,555	$1,628	$1,706	$1,767	$5,842	$6,656
Losses and loss adjustment expenses	963	1,146	1,205	782	983	1,463	1,285	1,287	4,096	5,018
Underwriting expenses	385	459	481	422	427	516	518	475	1,747	1,936
Statutory underwriting gain (loss)	$18	$(170)	$(190)	$341	$145	$(351)	$(97)	$5	$(1)	$(298)
Other statistics
Combined ratio (1):
Loss and loss adjustment expense ratio	70.5%	79.8%	80.5%	50.7%	63.2%	89.9%	75.4%	72.8%	70.1%	75.4%
Underwriting expense ratio	28.9%	28.5%	28.8%	27.1%	28.0%	28.1%	26.9%	26.6%	28.3%	27.4%
Combined ratio	99.4%	108.3%	109.3%	77.8%	91.2%	118.0%	102.3%	99.4%	98.4%	102.8%
Impact on combined ratio:
Net favorable prior year reserve development	(6.6)%	(2.2)%	(1.6)%	(0.4)%	(0.6)%	(1.3)%	(1.5)%	(0.8)%	(2.6)%	(1.1)%
Catastrophes, net of reinsurance	21.9%	20.6%	17.6%	4.8%	4.9%	29.0%	8.9%	18.0%	16.0%	15.4%
Underlying combined ratio	84.1%	89.9%	93.3%	73.4%	86.9%	90.3%	94.9%	82.2%	85.0%	88.5%
Catastrophes, net of reinsurance:
Pre-tax	$299	$297	$264	$74	$76	$473	$152	$318	$934	$1,019
After-tax	$236	$234	$209	$59	$60	$372	$120	$252	$738	$804
Prior year reserve development - favorable:
Pre-tax	$90	$32	$24	$7	$9	$22	$26	$15	$153	$72
After-tax	$71	$25	$19	$6	$7	$17	$20	$12	$121	$56

Policies in force (in thousands)	5,944	6,076	6,168	6,230	6,284	6,338	6,367	6,375
Change from prior year quarter	7.4%	7.0%	6.5%	6.4%	5.7%	4.3%	3.2%	2.3%
Change from prior quarter	1.5%	2.2%	1.5%	1.0%	0.9%	0.9%	0.5%	0.1%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Billing and policy fees and other	$9	$10	$9	$9	$10	$9	$9	$10	$37	$38
Fee income	$3	$3	$3	$3	$3	$4	$4	$3	$12	$14

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Interest Expense and Other

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Revenues
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Claims and expenses
Interest expense	82	83	87	88	87	88	88	88	340	351
General and administrative expenses	6	8	8	7	8	9	8	6	29	31
Total claims and expenses	88	91	95	95	95	97	96	94	369	382

Loss before income tax benefit	(88)	(91)	(95)	(95)	(95)	(97)	(96)	(94)	(369)	(382)
Income tax benefit	(19)	(19)	(20)	(20)	(21)	(21)	(20)	(19)	(78)	(81)
Loss	$(69)	$(72)	$(75)	$(75)	$(74)	$(76)	$(76)	$(75)	$(291)	$(301)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Consolidated Balance Sheet

($ and shares in millions)	December 31, 2022 (1)	December 31, 2021
Assets
Fixed maturities, available for sale, at fair value (amortized cost $77,380 and $74,751; allowance for expected credit losses of $3 and $3)	$71,160	$77,810
Equity securities, at fair value (cost $747 and $749)	807	893
Real estate investments	952	979
Short-term securities	3,470	3,836
Other investments	4,065	3,857
Total investments	80,454	87,375
Cash	799	761
Investment income accrued	650	615
Premiums receivable (net of allowance for expected credit losses of $77 and $107)	8,922	8,085
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $132 and $141)	8,063	8,452
Ceded unearned premiums	1,024	902
Deferred acquisition costs	2,836	2,542
Deferred taxes	1,877	—
Contractholder receivables (net of allowance for expected credit losses of $17 and $21)	3,579	3,890
Goodwill	3,952	4,008
Other intangible assets	287	306
Other assets	3,274	3,530
Total assets	$115,717	$120,466

Liabilities
Claims and claim adjustment expense reserves	$58,649	$56,907
Unearned premium reserves	18,240	16,469
Contractholder payables	3,596	3,911
Payables for reinsurance premiums	419	384
Deferred taxes	—	289
Debt	7,292	7,290
Other liabilities	5,961	6,329
Total liabilities	94,157	91,579
Shareholders’ equity
Common stock (1,750.0 shares authorized; 232.1 and 241.2 shares issued and outstanding)	24,565	24,154
Retained earnings	43,516	41,555
Accumulated other comprehensive income (loss)	(6,445)	1,193
Treasury stock, at cost (553.5 and 541.5 shares)	(40,076)	(38,015)
Total shareholders’ equity	21,560	28,887
Total liabilities and shareholders’ equity	$115,717	$120,466

(1) Preliminary

The Travelers Companies, Inc. Investment Portfolio

(at carrying value, $ in millions)	December 31, 2022	Pre-tax Book Yield (1)	December 31, 2021	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities	$43,664	2.94%	$44,743	2.60%
Tax-exempt fixed maturities	27,496	2.91%	33,067	2.81%
Total fixed maturities	71,160	2.93%	77,810	2.69%
Non-redeemable preferred stocks	44	2.24%	66	3.04%
Common stocks	763		827
Total equity securities	807		893
Real estate investments	952		979
Short-term securities	3,470	4.38%	3,836	0.10%
Private equities	2,785		2,672
Hedge funds	225		231
Real estate partnerships	862		768
Other investments	193		186
Total other investments	4,065		3,857
Total investments	$80,454		$87,375

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$(4,898)		$2,415

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	December 31, 2022		December 31, 2021
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$5,438		$3,562
Obligations of U.S. states and political subdivisions:
Pre-refunded	2,339		4,032
All other	29,040		32,830
Total	31,379		36,862
Debt securities issued by foreign governments	994		1,041
Mortgage-backed securities - principally obligations of U.S. Government agencies	1,991		1,817
Corporate and all other bonds	31,358		34,528
Total fixed maturities	$71,160		$77,810

Fixed Maturities Quality Characteristics (1)
	December 31, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$31,688	44.6%	$33,323	42.8%
Aa	16,217	22.8	18,140	23.3
A	13,333	18.7	14,757	19.0
Baa	8,992	12.6	10,483	13.5
Total investment grade	70,230	98.7	76,703	98.6
Ba	580	0.8	742	0.9
B	281	0.4	293	0.4
Caa and lower	69	0.1	72	0.1
Total below investment grade	930	1.3	1,107	1.4
Total fixed maturities	$71,160	100.0%	$77,810	100.0%
Average weighted quality	Aa2, AA		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.6		4.2

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Gross investment income
Fixed maturities	$491	$493	$497	$508	$505	$512	$534	$562	$1,989	$2,113
Short-term securities	3	1	2	1	2	9	23	39	7	73
Other	218	335	281	243	142	197	46	34	1,077	419
	712	829	780	752	649	718	603	635	3,073	2,605
Investment expenses	11	11	9	9	12	11	10	10	40	43
Net investment income, pre-tax	701	818	771	743	637	707	593	625	3,033	2,562
Income taxes	111	136	126	119	98	112	88	94	492	392
Net investment income, after-tax	$590	$682	$645	$624	$539	$595	$505	$531	$2,541	$2,170

Effective tax rate	15.9%	16.7%	16.3%	16.0%	15.4%	15.8%	14.8%	15.1%	16.2%	15.3%

Average invested assets (1)	$81,209	$82,594	$84,647	$85,806	$86,345	$86,660	$87,315	$88,242	$83,574	$87,191

Average yield pre-tax (1)	3.5%	4.0%	3.6%	3.5%	2.9%	3.3%	2.7%	2.8%	3.6%	2.9%
Average yield after-tax	2.9%	3.3%	3.0%	2.9%	2.5%	2.7%	2.3%	2.4%	3.0%	2.5%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized Investment Gains (Losses) and Net Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Net realized investment gains (losses)
Fixed maturities	$14	$24	$12	$17	$2	$(21)	$(42)	$(37)	$67	$(98)
Equity securities	26	32	(1)	38	(19)	(64)	(26)	40	95	(69)
Other	4	5	(3)	3	(6)	(10)	(25)	4	9	(37)
Realized investment gains (losses) before tax	44	61	8	58	(23)	(95)	(93)	7	171	(204)
Related taxes	10	14	1	14	(4)	(21)	(21)	(2)	39	(48)
Net realized investment gains (losses)	$34	$47	$7	$44	$(19)	$(74)	$(72)	$9	$132	$(156)

Gross investment gains	$50	$72	$24	$66	$13	$16	$15	$69	$212	$113
Gross investment losses before impairments	(6)	(11)	(15)	(7)	(35)	(91)	(94)	(59)	(39)	(279)
Net investment gains (losses) before impairments	44	61	9	59	(22)	(75)	(79)	10	173	(166)
Net impairment (charges) recoveries	—	—	(1)	(1)	(1)	(20)	(14)	(3)	(2)	(38)
Net realized investment gains (losses) before tax	44	61	8	58	(23)	(95)	(93)	7	171	(204)
Related taxes	10	14	1	14	(4)	(21)	(21)	(2)	39	(48)
Net realized investment gains (losses)	$34	$47	$7	$44	$(19)	$(74)	$(72)	$9	$132	$(156)

($ in millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Net unrealized investment gains (losses), net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$3,577	$4,113	$3,428	$3,062	$(1,768)	$(4,814)	$(8,018)	$(6,217)
Other	2	(1)	(2)	(2)	(2)	(3)	(3)	(3)
Unrealized investment gains (losses) before tax	3,579	4,112	3,426	3,060	(1,770)	(4,817)	(8,021)	(6,220)
Related taxes	762	873	727	645	(379)	(1,025)	(1,704)	(1,322)
Balance, end of period	$2,817	$3,239	$2,699	$2,415	$(1,391)	$(3,792)	$(6,317)	$(4,898)

The Travelers Companies, Inc. Reinsurance Recoverables

($ in millions)	December 31, 2022	December 31, 2021
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$3,792	$3,931
Gross structured settlements (2)	2,802	2,900
Mandatory pools and associations (3)	1,601	1,762
Gross reinsurance recoverables (4)	8,195	8,593
Allowance for estimated uncollectible reinsurance (5)	(132)	(141)
Net reinsurance recoverables	$8,063	$8,452

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	December 31, 2022
Swiss Re Group	A+ second highest of 16 ratings	$561
Berkshire Hathaway (a)	A++ highest of 16 ratings	515
Munich Re Group	A+ second highest of 16 ratings	318
Axa Group	A+ second highest of 16 ratings	152
PartnerRe Group	A+ second highest of 16 ratings	140

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

(a) On October 19, 2022 Berkshire Hathaway completed its acquisition of Alleghany Corporation. Accordingly, amounts include those previously reported with Alleghany Group.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	December 31, 2022
Fidelity & Guaranty Life Group	A- fourth highest of 16 ratings	$699
Genworth Financial Group	B- eighth highest of 16 ratings	310
John Hancock Group	A+ second highest of 16 ratings	249
Symetra Financial Corporation	A third highest of 16 ratings	215
Brighthouse Financial, Inc.	A third highest of 16 ratings	207

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at December 31, 2022, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $5.72 billion, or 87%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 94% were rated A- or better.  The remaining 13% of reinsurance recoverables were comprised of the following:  6% related to captive insurance companies, 1% related to the Company’s participation in voluntary pools and 6% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$36,999	$37,694	$38,010	$38,342	$38,233	$38,450	$38,618	$38,905	$36,999	$38,233
Incurred	2,741	2,500	2,657	2,326	2,472	2,656	2,911	2,682	10,224	10,721
Paid	(2,056)	(2,196)	(2,288)	(2,438)	(2,242)	(2,411)	(2,516)	(2,631)	(8,978)	(9,800)
Foreign exchange and other	10	12	(37)	3	(13)	(77)	(108)	71	(12)	(127)
End of period	$37,694	$38,010	$38,342	$38,233	$38,450	$38,618	$38,905	$39,027	$38,233	$39,027
Bond & Specialty Insurance
Beginning of period	$3,571	$3,691	$3,770	$3,892	$3,938	$4,079	$4,118	$4,042	$3,571	$3,938
Incurred	371	331	373	385	351	328	328	359	1,460	1,366
Paid	(256)	(254)	(235)	(341)	(197)	(242)	(345)	(282)	(1,086)	(1,066)
Foreign exchange and other	5	2	(16)	2	(13)	(47)	(59)	48	(7)	(71)
End of period	$3,691	$3,770	$3,892	$3,938	$4,079	$4,118	$4,042	$4,167	$3,938	$4,167
Personal Insurance
Beginning of period	$5,677	$5,768	$6,113	$6,428	$6,418	$6,498	$6,940	$7,192	$5,677	$6,418
Incurred	1,808	2,172	2,385	2,062	2,171	2,774	2,795	2,829	8,427	10,569
Paid	(1,730)	(1,837)	(2,051)	(2,075)	(2,103)	(2,306)	(2,486)	(2,467)	(7,693)	(9,362)
Foreign exchange and other	13	10	(19)	3	12	(26)	(57)	14	7	(57)
End of period	$5,768	$6,113	$6,428	$6,418	$6,498	$6,940	$7,192	$7,568	$6,418	$7,568
Total
Beginning of period	$46,247	$47,153	$47,893	$48,662	$48,589	$49,027	$49,676	$50,139	$46,247	$48,589
Incurred	4,920	5,003	5,415	4,773	4,994	5,758	6,034	5,870	20,111	22,656
Paid	(4,042)	(4,287)	(4,574)	(4,854)	(4,542)	(4,959)	(5,347)	(5,380)	(17,757)	(20,228)
Foreign exchange and other	28	24	(72)	8	(14)	(150)	(224)	133	(12)	(255)
End of period	$47,153	$47,893	$48,662	$48,589	$49,027	$49,676	$50,139	$50,762	$48,589	$50,762
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$225	$—	$—	$—	$212	$—	$225	$212
All other	(134)	(73)	(117)	(74)	(113)	(202)	(151)	(127)	(398)	(593)
Total Business Insurance (1)	(134)	(73)	108	(74)	(113)	(202)	61	(127)	(173)	(381)
Bond & Specialty Insurance	(15)	(44)	(22)	(24)	(35)	(73)	(63)	(51)	(105)	(222)
Personal Insurance	(168)	(65)	(30)	3	(5)	(16)	(18)	(7)	(260)	(46)
Total	$(317)	$(182)	$56	$(95)	$(153)	$(291)	$(20)	$(185)	$(538)	$(649)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Asbestos Reserves

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Asbestos reserves
Beginning reserves:
Gross	$1,668	$1,616	$1,565	$1,777	$1,687	$1,635	$1,547	$1,765	$1,668	$1,687
Ceded	(330)	(327)	(315)	(369)	(346)	(331)	(322)	(372)	(330)	(346)
Net	1,338	1,289	1,250	1,408	1,341	1,304	1,225	1,393	1,338	1,341
Incurred losses and loss expenses:
Gross	—	—	287	—	—	—	287	—	287	287
Ceded	—	—	(62)	—	—	—	(75)	—	(62)	(75)
Paid loss and loss expenses:
Gross	52	51	75	89	52	85	68	93	267	298
Ceded	(3)	(12)	(8)	(23)	(16)	(8)	(25)	(4)	(46)	(53)
Foreign exchange and other:
Gross	—	—	—	(1)	—	(3)	(1)	2	(1)	(2)
Ceded	—	—	—	—	(1)	1	—	(1)	—	(1)
Ending reserves:
Gross	1,616	1,565	1,777	1,687	1,635	1,547	1,765	1,674	1,687	1,674
Ceded	(327)	(315)	(369)	(346)	(331)	(322)	(372)	(369)	(346)	(369)
Net	$1,289	$1,250	$1,408	$1,341	$1,304	$1,225	$1,393	$1,305	$1,341	$1,305

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Capitalization

($ in millions)	December 31, 2022	December 31, 2021
Debt

Short-term debt
Commercial paper	$100	$100
Total short-term debt	100	100
Long-term debt
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	500
2.55% Senior notes due April 27, 2050 (1)	500	500
3.05% Senior notes due June 8, 2051 (1)	750	750
Total long-term debt	7,254	7,254
Unamortized fair value adjustment	38	39
Unamortized debt issuance costs	(100)	(103)
	7,192	7,190
Total debt	7,292	7,290
Common equity (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	26,458	26,472
Total capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	$33,750	$33,762
Total debt to capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	21.6%	21.6%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	December 31, 2022 (1)	December 31, 2021
Statutory capital and surplus	$23,677	$23,906
GAAP adjustments
Goodwill and intangible assets	3,551	3,557
Investments	(5,893)	3,261
Noninsurance companies	(4,412)	(4,230)
Deferred acquisition costs	2,836	2,542
Deferred federal income tax	630	(1,274)
Current federal income tax	(2)	(39)
Reinsurance recoverables	65	87
Furniture, equipment & software	742	770
Agents balances	156	147
Other	210	160
Total GAAP adjustments	(2,117)	4,981
GAAP shareholders’ equity	$21,560	$28,887

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Cash flows from operating activities
Net income	$733	$934	$662	$1,333	$1,018	$551	$454	$819	$3,662	$2,842
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(44)	(61)	(8)	(58)	23	95	93	(7)	(171)	204
Depreciation and amortization	235	215	212	208	234	210	195	187	870	826
Deferred federal income tax expense (benefit)	56	1	4	1	40	(68)	(102)	(56)	62	(186)
Amortization of deferred acquisition costs	1,207	1,254	1,281	1,301	1,310	1,365	1,406	1,434	5,043	5,515
Equity in income from other investments	(200)	(313)	(261)	(219)	(118)	(177)	(24)	(17)	(993)	(336)
Premiums receivable	(333)	(385)	256	204	(509)	(562)	210	(16)	(258)	(877)
Reinsurance recoverables	12	142	(134)	(121)	(282)	198	269	159	(101)	344
Deferred acquisition costs	(1,258)	(1,343)	(1,354)	(1,272)	(1,413)	(1,504)	(1,502)	(1,405)	(5,227)	(5,824)
Claims and claim adjustment expense reserves	777	536	986	89	679	593	422	356	2,388	2,050
Unearned premium reserves	509	459	492	(211)	727	671	635	(171)	1,249	1,862
Other	(504)	410	407	437	(443)	3	428	57	750	45
Net cash provided by operating activities	1,190	1,849	2,543	1,692	1,266	1,375	2,484	1,340	7,274	6,465
Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,064	2,283	2,176	2,329	1,879	1,818	1,784	1,356	8,852	6,837
Proceeds from sales of investments:
Fixed maturities	1,238	1,244	382	301	1,044	1,657	1,250	1,706	3,165	5,657
Equity securities	25	20	29	28	63	21	20	34	102	138
Real estate investments	—	—	7	24	—	—	10	—	31	10
Other investments	79	116	80	152	81	92	69	60	427	302
Purchases of investments:
Fixed maturities	(4,754)	(4,708)	(4,894)	(3,797)	(4,409)	(3,589)	(4,102)	(3,808)	(18,153)	(15,908)
Equity securities	(19)	(22)	(334)	(32)	(63)	(23)	(26)	(24)	(407)	(136)
Real estate investments	(5)	(9)	(8)	(6)	(9)	(7)	(12)	(13)	(28)	(41)
Other investments	(97)	(124)	(115)	(184)	(135)	(117)	(162)	(160)	(520)	(574)
Net sales (purchases) of short-term securities	524	(718)	948	917	367	(110)	(364)	462	1,671	355
Securities transactions in the course of settlement	269	(40)	178	(426)	613	(377)	(22)	(193)	(19)	21
Acquisitions, net of cash acquired	(38)	—	—	—	(4)	—	—	—	(38)	(4)
Other	(60)	(53)	(86)	(80)	(84)	(75)	(132)	(94)	(279)	(385)
Net cash used in investing activities	(774)	(2,011)	(1,637)	(774)	(657)	(710)	(1,687)	(674)	(5,196)	(3,728)

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued)

($ in millions)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022	YTD 4Q2021	YTD 4Q2022
Cash flows from financing activities
Treasury stock acquired - share repurchase authorizations	(356)	(400)	(600)	(800)	(500)	(500)	(500)	(500)	(2,156)	(2,000)
Treasury stock acquired - net employee share-based compensation	(41)	(1)	(1)	(1)	(59)	—	(1)	(1)	(44)	(61)
Dividends paid to shareholders	(214)	(222)	(219)	(214)	(213)	(223)	(220)	(219)	(869)	(875)
Issuance of debt	—	739	—	—	—	—	—	—	739	—
Issuance of common stock - employee share options	134	72	50	37	159	35	11	62	293	267
Net cash provided by (used in) financing activities	(477)	188	(770)	(978)	(613)	(688)	(710)	(658)	(2,037)	(2,669)
Effect of exchange rate changes on cash	3	—	(7)	3	(5)	(19)	(24)	18	(1)	(30)
Net increase (decrease) in cash	(58)	26	129	(57)	(9)	(42)	63	26	40	38
Cash at beginning of period	721	663	689	818	761	752	710	773	721	761
Cash at end of period	$663	$689	$818	$761	$752	$710	$773	$799	$761	$799
Income taxes paid	$58	$284	$201	$164	$10	$542	$111	$154	$707	$817
Interest paid	$59	$104	$59	$115	$59	$115	$60	$115	$337	$349

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Reconciliation of Shareholders’ Equity to Adjusted Shareholders’ Equity

	As of
($ in millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Shareholders’ equity	$28,269	$29,156	$28,474	$28,887	$25,531	$22,874	$19,906	$21,560
Adjustments:
Net unrealized investment (gains) losses, net of tax, included in shareholders’ equity	(2,817)	(3,239)	(2,699)	(2,415)	1,391	3,792	6,317	4,898
Net realized investment (gains) losses, net of tax	(34)	(81)	(88)	(132)	19	93	165	156
Impact of changes in tax laws and/or tax rates (1)	—	(8)	(8)	(8)	—	—	—	—
Adjusted shareholders’ equity	$25,418	$25,828	$25,679	$26,332	$26,941	$26,759	$26,388	$26,614
(1) Impact is recognized in the accounting period in which the change is enacted
Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated a catastrophe by internationally recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada.  Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is exceeded and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2022 ranges from $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to

The Travelers Companies, Inc. Glossary of Financial Measures and Description of Reportable Business Segments
users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance and insurance-related services to its customers, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Northfield, National Programs, and Agribusiness; and International including Global Services.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom that was acquired in August 2017, as well as Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities, and the assumed reinsurance and certain other runoff operations.

Bond & Specialty Insurance - Bond & Specialty Insurance provides surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers in the United States and certain specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employee dishonesty, employment practices liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; and in the United States only, property, workers’ compensation, auto and general liability for financial institutions.

Bond & Specialty Insurance surety business in Brazil and Colombia is conducted through Junto Holding Brasil S.A. (Junto) and Junto Holding Latam S.A. in Brazil. The Company owns 49.5% of both Junto, a market leader in surety coverages in Brazil, and Junto Holding Latam S.A., a Colombian start-up surety provider. These joint venture investments are accounted for using the equity method and are included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance writes a broad range of property and casualty insurance covering individuals’ personal risks, primarily in the United States, as well as in Canada. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.